099 P-3 09/15

SUPPLEMENT DATED SEPTEMBER 15, 2015

TO THE PROSPECTUS DATED OCTOBER 1, 2014

OF

FRANKLIN GLOBAL ALLOCATION FUND

(a series of Franklin Templeton International Trust)

The prospectus is amended as follows:

The following paragraph is added to the “Fund Summary” section immediately above “Investment Goal” on page 4 and the “Fund Details” section immediately above “Investment Goal” on page 16:

The termination and liquidation the Franklin Global Allocation Fund (Fund), which was scheduled to occur on or about October 23, 2015, has again been delayed due to foreign regulatory restrictions that prohibit the Fund from selling one of its portfolio securities. The termination and liquidation of the Fund is now anticipated to occur on or about January 14, 2016 (Liquidation Date), but may occur earlier or later at the discretion of the Trust’s officers if circumstances change.

Shareholders of the Fund should note that they may redeem their shares at any time before the Liquidation Date without incurring any contingent deferred sales charges or other fees.

In light of the ongoing liquidation, nearly all of the Fund’s portfolio securities have been sold and over 99% of the Fund's portfolio is being held in cash and will continue to be held in cash until the Liquidation Date. Accordingly, the Fund is not meeting its investment goal and will not meet its investment goal through the Liquidation Date.

Please keep this supplement for future reference

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